UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:

July 21, 2015

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-36531	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on July 16, 2014, AmSurg Corp., a Tennessee corporation (the “Company”), completed its acquisition (the “Merger”) of Sunbeam Holdings, L.P. and its subsidiaries, pursuant to the Purchase Agreement and Plan of Merger (the “Merger Agreement”), dated May 29, 2014, as amended, by and between the Company, Arizona Merger Corporation, a Delaware corporation and direct wholly-owned subsidiary of the Company, Arizona II Merger Corporation, a Delaware corporation and direct wholly-owned subsidiary of the Company, Sunbeam GP Holdings, LLC, a Delaware limited liability company, solely for purposes of Article V and Section 2.8 and solely in its capacity as the sole holder of membership interests in the General Partner (“Seller”), Sunbeam GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Sunbeam Holdings, L.P., a Delaware limited partnership (the “Partnership”), Sunbeam Primary Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Partnership, and HFCP VI Securityholders’ Rep LLC, a Delaware limited liability company, solely in its capacity as agent and attorney-in-fact for Seller and the unitholders of the Partnership. The Partnership was an indirect parent company of Sheridan Healthcare, Inc.

Furnished as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2014 of the Company and Sunbeam Holdings, L.P. and its subsidiaries, whose wholly-owned subsidiaries include Sunbeam Primary Holdings, Inc. and Sheridan Holdings, Inc. (collectively “Sheridan”). The pro forma financial statement gives pro forma effect to the Merger and certain financing transactions that occurred in connection with the Merger. The pro forma financial statement is derived from the historical financial statements of the Company and the Partnership. The pro forma financial statement reflects a number of assumptions and therefore, there can be no assurance that the actual results of the Merger will not differ materially from the Company’s current expectations.

Additionally, the Company is filing a shelf registration statement on Form S-3 (the “Registration Statement”). The primary purpose of filing this Registration Statement is to allow the Company timely access to the capital markets in the event the execution of the Company’s acquisition strategy were to exceed the capacity of the Company’s current capital structure. The Registration Statement does not specify a proposed number of shares or securities for issuance because, as of the date of this filing, the Company does not have acquisition commitments for which a specified issuance would be considered. In connection with the filing of the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of including certain supplemental financial information pursuant to Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Unaudited pro forma combined statement of earnings for the year ended December 31, 2014, and the notes related thereto.

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the exhibits) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the Merger Agreement and the Merger identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although the Company believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control and could cause the Company’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi
Executive Vice President, Chief Financial Officer, and Secretary
(Principal Financial and Duly Authorized Officer)

Date:	July 21, 2015

EXHIBIT INDEX

No.	Exhibit

99.1	Unaudited pro forma combined statement of earnings for the year ended December 31, 2014, and the notes related thereto.